CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual report on Form 10-KSB of American Wagering, Inc. for the fiscal year ended January 31, 2004, I, Victor Salerno, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1)     the Annual Report on Form 10-KSB of American Wagering, Inc. for the year ended January 31, 2004 fully complies with the requirements of
                   Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    the information contained in the Annual Report on Form 10-KSB for the year ended January 31, 2004, fairly presents in all material respects, the financial condition and results of operations of American Wagering, Inc.

By:             /s/ Victor Salerno
Name:       Victor Salerno
Title:          Chief Executive Officer
Date:         April 29, 2004

In connection with the accompanying Annual report on Form 10-KSB of American Wagering, Inc. for the fiscal year ended January 31, 2004, I, Timothy F. Lockinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (3)   the Annual Report on Form 10-KSB of American Wagering, Inc. for the year ended January 31, 2004 fully complies with the requirements of
                 Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (4)   the information contained in the Annual Report on Form 10-KSB for the year ended January 31, 2004, fairly presents in all material respects, the financial condition and results of operations of American Wagering, Inc.

By:            /s/ Timothy F. Lockinger
Name:      Timothy F. Lockinger
Title:         Chief Financial Officer
Date:        April 29, 2004

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